SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 Date of Report
                                August 11, 1995

                                  FISERV, INC.
             (Exact name of registrant as specified in its charter)

                                   Wisconsin
               (State or other jurisdiction of incorporation)

                0-14948                              39-1506125
        (Commission File Number)          (IRS Employer Identification No.)

            255 FIserv Drive                            53045
         Brookfield, Wisconsin                       (Zip code)
(Address of principal executive offices)


               Registrant's telephone number, including area code
                                 (414) 879-5000

Item 2.  Acquisition or Disposition of Assets.
On August 1, 1995, the Registrant completed the acquisition of Lincoln Holdings, Inc. (LHI) , which was approved by the Federal Deposit Insurance Corporation on July 27, 1995. The primary business of LHI is the administration of self-directed individual retirement accounts. The transaction is being accounted for as a pooling of interests and, accordingly, the operations of LHI were included with those of the Registrant in its quarterly report on Form 10-Q for the three months ended June 30, 1995 (incorporated herein by reference), as permitted under generally accepted accounting principles. The Registrant had previously reported the acquisition on May 17, 1995 of Information Technology, Inc. (ITI) on Form 8-K, which report is incorporated herein by reference. The acquisition of ITI was accounted for as a purchase.

 Item 7.  Financial Statements and Exhibits.

(a) Financial statements of Lincoln Holdings, Inc.:
     Independent Auditors' Report
     Consolidated Balance Sheets as of December 31, 1994 and 1993
     Consolidated Statements of Income for the years ended December 31, 1994 and
       1993
     Consolidated Statements of Stockholders' Equity for the years ended
       December 31, 1994 and 1993
     Consolidated Statements of Cash Flows for the years ended December 31, 1994 and 1993
     Notes to Consolidated Financial Statements
     Consolidated Balance Sheet (unaudited) as of June 30, 1995
     Consolidated Statements of Income (unaudited) for the six months ended
       June 30, 1995 and 1994
     Consolidated Statements of Cash Flows (unaudited) for the six months ended
       June 30, 1995 and 1994

(b) Unaudited pro forma condensed financial information of FIserv, Inc., ITI and
     LHI:
     Pro Forma Combined Statement of Income of Fiserv, ITI and LHI for the Year
       Ended December 31, 1994
     Pro Forma Combined Statement of Income of Fiserv and ITI for the Six Months
       Ended June 30, 1995

(c) Unaudited pro forma condensed financial information of FIserv, Inc. and LHI:
     Pro Forma Combined Statements of Income for the Years Ended December 31,
       1994, 1993 and 1992



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FISERV, INC.


                                      By  /S/ EDWARD P. ALBERTS
                                          ______________________
                                          EDWARD P. ALBERTS
                                          Senior Vice President - Finance
Date:     August 11, 1995

INDEPENDENT AUDITORS' REPORT


Board of Directors
Lincoln Holdings, Inc.
Englewood, Colorado:

We have audited the accompanying consolidated balance sheets of Lincoln Holdings, Inc. and its subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Lincoln Holdings, Inc. and its subsidiaries at December 31, 1994 and 1993 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, the Company changed its methods of accounting for income taxes and investment securities in 1993.


DELOITTE & TOUCHE LLP
DENVER, COLORADO

March 1, 1995

LINCOLN HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1994 AND 1993

ASSETS                                                1994           1993

ASSETS:
 Cash and cash equivalents                           $1,388,514       $415,012
 Investment securities (Note 2):
  Trading portfolio                                                  2,659,006
  Available for sale portfolio                                       9,495,472
  Held to maturity portfolio (fair value of
   $217,541,095 and $191,207,004)                   233,654,890    191,498,837
 Accounts receivable - net                            1,441,369      1,239,053
 Interest receivable                                  1,305,108        981,012
 Income tax receivable (Note 7)                         192,729        525,222
 Other receivables                                       11,745         30,516
 Prepaid rent and other assets (Note 6)                 237,496        466,402
 Deferred income tax receivable (Note 7)                132,707        150,437
 Property and equipment - net (Note 3)                1,518,262      1,787,516
 Custodial and trust administration rights - net
  of accumulated amortization of $1,270,939 and
  $548,601, respectively (Note 4)                     2,396,600      2,953,489
 Goodwill (net of accumulated amortization of
  $141,162 and $90,605)                                 707,799        758,356
                                                   ------------   ------------
TOTAL                                              $242,987,219   $212,960,330
                                                   ============   ============
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
 Deposits:
  Money market                                     $222,514,049   $195,758,655
  Certificates and other                              3,379,094      1,465,000
                                                   ------------   ------------
   Total deposits                                   225,893,143    197,223,655
 Accounts payable and accrued expenses                  616,961        403,614
 Bank overdrafts                                         25,101        180,195
 Interest payable                                       594,374        560,632
 Notes payable (Note 5)                               7,000,000      8,000,000
 Stockholder purchase settlement (Note 5)                              432,475
 Capital lease obligations (Note 6)                     341,794        514,301
                                                   ------------   ------------

   Total liabilities                                234,471,373    207,314,872
                                                   ------------   ------------
 COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY (Notes 5 and 6):
 Preferred stock, non-voting, non-cumulative,
  non-convertible; $0.10 par value; $496,177
  liquidation amount; 6,000,000 shares
  authorized and 4,961,770 issued and
  outstanding                                           496,177        496,177
 Common stock, $0.01 par value; 6,000,000 shares
  authorized; 55,200 shares issued and
  outstanding                                               552            552
 Additional paid-in capital                             181,600        181,600
 Retained earnings                                    7,837,517      4,993,061
 Unrealized loss on available for sale
  portfolio - net of tax benefit                                       (25,932)
                                                   ------------   ------------

   Total stockholders' equity                         8,515,846      5,645,458
                                                   ------------   ------------

TOTAL                                              $242,987,219   $212,960,330
                                                   ============   ============
See notes to consolidated financial statements.

LINCOLN HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                      1994           1993
INTEREST INCOME:
 Interest on investment securities:
  Obligations of U.S. government agencies           $13,396,870    $10,607,540
  Collateralized mortgage obligations                   920,981        527,357
                                                   ------------   ------------

   Total interest income                             14,317,851     11,134,897

INTEREST EXPENSE:
 Deposits                                             5,770,733      4,799,650
 Notes payable                                          518,313        637,422
                                                   ------------   ------------

   Total interest expense                             6,289,046      5,437,072
                                                   ------------   ------------

NET INTEREST INCOME                                   8,028,805      5,697,825

NON-INTEREST INCOME:
 Trust administration                                 7,801,983      6,426,140
 Gain on sale of investment securities (Note 2)                        289,405
 Data processing and other                               61,460        148,732
                                                   ------------   ------------

  Total non-interest income                           7,863,443      6,864,277
                                                   ------------   ------------

NON-INTEREST EXPENSE:
 Compensation                                         6,090,778      5,439,996
 Operating                                            3,014,170      2,399,010
 Occupancy and equipment                              1,384,891      1,042,806
 Amortization                                           772,895        499,962
 Loss on sale of trading securities (Note 2)             58,294
 Unrealized loss on trading securities                                  28,739
                                                   ------------   ------------

  Total non-interest expense                         11,321,028      9,410,513
                                                   ------------   ------------

INCOME BEFORE INCOME TAX EXPENSE AND
 CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING                                           4,571,220      3,151,589

INCOME TAX EXPENSE (BENEFIT) (Note 7):
 Current                                              1,724,594      1,192,226
 Deferred                                                 2,170         90,538
                                                   ------------   ------------

  Total income tax expense                            1,726,764      1,282,764
                                                   ------------   ------------

INCOME BEFORE CUMULATIVE EFFECT OF
 CHANGE IN ACCOUNTING                                 2,844,456      1,868,825

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING - Through December 31, 1992,
 of adopting a new method of accounting for
 income taxes(Note 7)                                                  151,537
                                                   ------------   ------------

NET INCOME                                           $2,844,456     $2,020,362
                                                   ============   ============

See notes to consolidated financial statements.

LINCOLN HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                 Unrealized
                                                                  (Loss) on
                                         Additional               Available      Total
                    Preferred   Common     Paid-in    Retained    for Sale   Stockholders'
                      Stock      Stock     Capital    Earnings    Portfolio     Equity
BALANCES,
JANUARY 1, 1993       $496,177     $552    $181,600  $2,972,699                 $3,651,028

UNREALIZED LOSS ON
AVAILABLE FOR SALE
PORTFOLIO - NET OF
TAX BENEFIT                                                       $ (25,932)       (25,932)

NET INCOME                                            2,020,362                  2,020,362
                      --------   ------    --------  ----------   ---------     ----------
BALANCES,
DECEMBER 31, 1993      496,177      552     181,600   4,993,061     (25,932)     5,645,458

UNREALIZED GAIN ON
AVAILABLE FOR SALE
PORTFOLIO - NET OF
TAX BENEFIT                                                          25,932         25,932

NET INCOME                                            2,844,456                  2,844,456
                      --------   ------    --------  ----------   ---------     ----------
BALANCES,
DECEMBER 31, 1994     $496,177     $552    $181,600  $7,837,517    $            $8,515,846
                      ========   ======    ========  ==========   =========     ==========

See notes to consolidated financial statements.

LINCOLN HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1994 AND 1993
                                                      1994           1993
OPERATING ACTIVITIES:
 Net income before cumulative effect of change
 in accounting principal                             $2,844,456     $1,868,825
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation                                          640,892        407,577
  Amortization                                          772,895        499,962
  Loss (gain) on sale of securities                      58,294       (289,405)
  Deferred income tax expense                             2,170         90,538
  Amortization of premium on securities                 261,178        324,911
  Unrealized loss on trading securities                                 28,739
  Gain on sale of assets                                 (2,792)        (1,043)
  Changes in assets and liabilities:
   Trading securities                                 2,600,712      3,076,739
   Accounts receivable - net                           (202,316)      (220,688)
   Interest receivable                                 (324,096)       (75,468)
   Income tax receivable                                332,493       (525,222)
   Other receivables                                     18,771          6,226
   Prepaid rent and other assets                        228,906        338,181
   Accounts payable and accrued expenses                213,347        (97,253)
   Bank overdrafts                                     (155,094)       180,195
   Interest payable                                      33,742        105,239
   Income taxes payable                                                (48,344)
                                                   ------------  -------------
    Net cash provided by operating activities         7,323,558      5,669,709
                                                   ------------  -------------
INVESTING ACTIVITIES:
 Purchase of securities                                           (193,577,697)
 Proceeds from maturity or sale of securities                      171,826,126
 Purchase of held to maturity securities            (86,847,160)
 Proceeds from maturity of held to maturity
  securities                                         53,966,893
 Additions to property and equipment                   (396,132)    (1,069,098)
 Proceeds from sales of assets                              421          2,793
 Purchase of custodial and trust administration
  rights                                               (165,449)    (2,510,129)
                                                   ------------  -------------
    Net cash used in investing activities           (33,441,427)   (25,328,005)
                                                   ------------  -------------
FINANCING ACTIVITIES:
 Net increase in deposits                            28,669,488      9,155,379
 Repayment of notes payable                          (1,000,000)    (1,450,000)
 Payment on stockholder purchase settlement            (432,475)      (216,238)
 Capital lease payments                                (145,642)      (107,419)
 Proceeds from notes payable                                         3,900,000
                                                   ------------  -------------
    Net cash provided by financing activities        27,091,371     11,281,722
                                                   ------------  -------------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                            973,502     (8,376,574)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR            415,012      8,791,586
                                                   ------------  -------------
CASH AND CASH EQUIVALENTS, END OF YEAR             $  1,388,514   $    415,012
                                                   ============  =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid                                    $1,343,500     $1,765,000
Interest paid                                         6,255,304      5,331,833

During the year ended December 31, 1994 and 1993, Lincoln Holdings, Inc.
 financed $0 and $435,414, respectively of property with capital lease obligations. During 1994, the Company disposed of capital leases totalling $26,865.
During the year ended December 31, 1994, the Company designated $9,495,472 of investments previously identified as available for sale as held to maturity.

See notes to consolidated financial statements.

LINCOLN HOLDINGS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1994 AND 1993

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Organization and Consolidation - The accompanying consolidated financial statements include the accounts of Lincoln Holdings, Inc. (the Company), its wholly owned subsidiaries, Lincoln Retirement Services (LRS), Lincoln Trust Company (LTC), and LTC's wholly owned subsidiary, LT Securities, Inc., all Colorado corporations. All significant intercompany transactions and balances have been eliminated in consolidation. LTC is chartered by the State of Colorado as a state-regulated trust company offering Federal Deposit Insurance Corporation (FDIC) insured deposit accounts to its self-directed custody clients and others.

   Cash Equivalents - Cash equivalents are amounts invested in money market mutual funds and short-term securities with maturities of three months or less at the time of purchase that are not designated as investment securities by the Company.

   Trading Securities - Trading securities are stated at market value as determined by quoted market prices. Gains and losses on sales and changes in market value are included in non-interest income or expense.

   Investment Securities Available for Sale - Investment securities available for sale are stated at market value as determined by quoted market prices. Gains or losses on disposition are based on net proceeds and adjusted carrying amount of the securities sold using the specific identification method. Unrealized gains and losses, net of tax benefit, are reported as an adjustment to equity.

   Investment Securities Held to Maturity - Investment securities held to maturity are stated at cost adjusted for amortization of premiums and accretion of discounts, which are recognized as adjustments to interest income. Gains or losses on disposition are based on net proceeds and adjusted carrying amount of the securities sold using the specific identification method. The Company has the ability to hold these investments to maturity and intends to do so. See Note 4, Custodial and Trust Administration Rights, for a discussion of liquidity.

   Property and Equipment - Property and equipment are stated at cost. Depreciation and amortization (including capital lease amortization) are provided using the straight-line method over the estimated useful lives of the respective assets, ranging from three to five years. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the asset or the lease term.

   Custodial and Trust Administration Rights - Custodial and trust administration rights are amortized on a straight-line basis over their estimated lives of five years.

   Goodwill - The Company's investment in LTC, including the additional consideration discussed in Note 5, was $848,961 greater than its equity in LTC's net assets at the date of acquisition. The difference is considered goodwill and is being amortized on a straight-line basis over a 20-year life.

   Income Taxes - During 1993, the Company adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." See Note 7, Income Taxes, for a discussion of the effects of the change in accounting. The Company and all subsidiaries file consolidated tax returns.

   Fair Value Disclosures- The Company believes that the carrying amount of its financial instruments, other than its investment securities (see Note 2), are a reasonable estimate of their fair values at December 31, 1994 using available market information and appropriate valuation methodologies.

2. INVESTMENT SECURITIES

   The Company accounts for investment securities under Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities.

   . Trading Securities - debt and equity securities that are bought and held principally for the purpose of selling them in the near term.

   . Available for Sale Securities - debt and equity securities not classified as either held to maturity securities or trading securities.

   . Held to Maturity Securities - debt securities that the enterprise has the positive intent and ability to hold to maturity. These securities are reported at amortized cost.

   The amortized cost and approximate market value (based on quoted market prices or dealer quotes) of investment securities at December 31, 1994 and 1993 are summarized as follows:

                                             Gross       Gross      Approximate
                              Amortized   Unrealized   Unrealized     Market
   December 31, 1994            Cost         Gains       Losses        Value

   Held to maturity -
   Obligations of U.S.
   government agencies      $218,092,452   $          $15,040,532  $203,051,920
   Collateralized mortgage
   obligations                15,562,438                1,073,263    14,489,175
                            ------------  ----------  -----------  ------------
   Total                    $233,654,890   $          $16,113,795  $217,541,095
                            ============  ==========  ===========  ============

                                 Gross       Gross     Approximate
                               Amortized   Unrealized  Unrealized     Market
   December 31, 1993             Cost        Gains       Losses        Value

   Available for sale -
   Obligations of U.S.
   government agencies         $9,536,964      $3,974      $45,466    $9,495,472
                             ------------    --------     --------  ------------
                                9,536,964       3,974       45,466     9,495,472
   Held to maturity -
   Obligations of U.S.
   government agencies        180,060,842     413,069      699,994   179,773,917
   Collateralized mortgage
   obligations                 11,437,995      19,981       24,889    11,433,087
                             ------------    --------     --------  ------------
                              191,498,837     433,050      724,883   191,207,004
   Total -
   Obligations of U.S.
   government agencies        189,597,806     417,043      745,460   189,269,389
   Collateralized mortgage
   obligations                 11,437,995      19,981       24,889    11,433,087

                             ------------    --------     --------  ------------
   Total                     $201,035,801    $437,024     $770,349  $200,702,476
                             ============    ========     ========  ============


   Proceeds from sales of investment securities during the years ended
   December 31, 1994 and 1993 were $2,629,451 and $20,314,291, respectively (all trading security sales in 1994). Gross gains of $0 and $289,405 and gross losses of $58,294 and $0 were realized on these sales during 1994 and 1993, respectively.

   At December 31, 1994, the Company's investment portfolio consists only of mortgage-backed and other pass-through securities. Contractual maturities of mortgage-backed and other pass-through securities have not been disclosed as the actual maturities will differ from the contractual maturities.

   LTC's investment in mortgage-backed and other pass-through securities is secured by adjustable and fixed rate mortgage loan pools guaranteed by various government agencies with interest rates ranging from 4.639% to 9.095%. Interest rates on adjustable rate securities are generally based upon the Federal Home Loan Bank Cost of Funds Index. Certain investments in adjustable rate securities are subject to interest rate caps and floors.
   The market value of investments is categorized as follows at December 31, 1994:

   Floating rate securities:
      Monthly interest rate resets                     $ 24,494,551
      Semi-annual interest rate resets                    2,228,092
      Annual interest rate resets                           776,832
                                                       ------------
                                                         27,499,475
   Fixed rate securities                                190,041,620
                                                       ------------
                                                       $217,541,095
                                                       ============

3. PROPERTY AND EQUIPMENT

   Major classifications of property and equipment are as follows at
   December 31:
                                                       1994         1993
   Furniture and equipment                         $   915,161  $ 1,129,897
   Equipment under capital lease                       601,199      677,858
   Other data processing equipment and software      2,045,427    1,737,512
   Leasehold improvements                               81,179       81,179
                                                   -----------  -----------
   Total                                             3,642,966    3,626,446
   Less accumulated depreciation and amortization   (2,124,704)  (1,838,930)
                                                   -----------  -----------
   Property and equipment - net                    $ 1,518,262  $ 1,787,516
                                                   ===========  ===========

4. CUSTODIAL AND TRUST ADMINISTRATION RIGHTS

   In June 1993, the Company acquired from Union Bank of California (Union) certain custodial rights related to individual retirement accounts and Defined Contribution Retirement Plan Accounts.

   In December 1993, the Company acquired from California Pension Administrators and Consultants, Inc. (CALPAC) trustee, administrator and recordkeeping rights related to individual retirement accounts maintained by CALPAC and certain trustee rights for the qualified accounts for which CALPAC served as recordkeeper, administrator and sponsor. In addition, the Company acquired the rights to act as sponsor and custodian of all new individual retirement accounts for which CALPAC first commences to act as recordkeeper and the rights to act as the sponsor of CALPAC's "Do It Yourself Plans" and "Self-
   Trusteed Plans."    As part of the acquisition of plans from CALPAC, the
   Company entered into consulting agreements with two former officers of CALPAC. Under these agreements the former officers will be paid a total of $500,000 over the next three years. Although the agreement was executed on December 9, 1993, the transfer of rights and the related deposit liability and the underlying cash of $29,436,653 did not occur until January 4, 1994.

   In January 1995, the Company acquired from Providence Trust Company (Providence) trustee, administrator and recordkeeping rights related to individual retirement accounts maintained by Providence for $2,500,000. In connection with this acquisition, approximately $45,000,000 of related deposit liabilities and the underlying cash was transferred to the Company. LTC has used the proceeds of this transfer to invest primarily in short-term securities to provide adequate liquidity.

5. DEBT

   Notes Payable - The Company's notes payable (for which carrying amount approximates market) consist of the following at December 31:

                                                             1994        1993
   Norwest Bank (Bank), bearing interest at Norwest Bank
    of Denver National Association's prime rate (8.5% at
    December 31, 1994), secured note due July 1, 1995,
    principal of $250,000 payable quarterly plus
    interest beginning January 1, 1995, secured by 100%
    of LTC's outstanding stock
                                                         $4,000,000   $5,000,000
   Note secured by LTC's outstanding Series C preferred
    stock and the personal guarantees of two
    shareholders bearing interest at 10.5%, interest due
    quarterly from October 1, 1992 to September 30,
    1995, principal of $62,500 plus interest payable
    quarterly from October 1, 1995 to September 30, 1999
                                                          1,000,000    1,000,000
   Unsecured subordinated payable to a related party
    bearing interest at 12%, due July 1, 1995, interest
    payable quarterly
                                                          1,500,000    1,500,000
   Unsecured subordinated payable to a related party
    bearing interest at 12%, due March 27, 1996,
    interest payable quarterly
                                                            500,000      500,000
                                                         ----------   ----------
   Total                                                 $7,000,000   $8,000,000
                                                         ==========   ==========
   Principal payments due under notes payable are as follows:

   1995                                                               $5,500,000
   1996                                                                  750,000
   1997                                                                  250,000
   1998                                                                  250,000
   1999                                                                  250,000
                                                                      ----------
   Total                                                              $7,000,000
                                                                      ==========
6. COMMITMENTS AND CONTINGENCIES

   Capital Requirements - LTC's primary regulators, the Colorado State Banking Division (Division) and the FDIC, require LTC to achieve and maintain total capital (as defined) to risk-weighted assets of 8% and a minimum leverage capital ratio of Tier I Capital (as defined) to total average assets of 4%. At December 31, 1994, LTC's ratios were 18.69% and 4.98%, respectively. Restrictions exist regarding the ability of LTC to transfer funds to the Company in the form of cash dividends, loans or advances. Approval of the Division is required for LTC to pay dividends to the Company in excess of LTC's earnings retained in the current year plus retained net profits for the preceding two years.

   Lease Commitments - LTC has certain equipment under capitalized leases recorded in the accompanying consolidated financial statements based on the present value of future minimum lease payments.

   LTC has also entered into noncancelable operating leases to lease office space which expires October 1, 1999. The lease provided for prepayment of gross annual rentals for the first two years of the lease term. The prepayment amount represented annual rentals for two years discounted at 8%. Subsequently, the lease calls for equal monthly rent payments over the remaining term of the lease agreement. At the landlord's option, annual prepayments of approximately $378,000 may be required beginning October 1, 1994. As of October 1, 1994 no prepayment was required.

   Future minimum rental payments required under capital and operating leases as of December 31, 1994 are as follows:

                                                Capital   Operating
   Year ending December 31:
    1995                                         $ 92,884  $  466,232
    1996                                          101,328     466,232
    1997                                          101,328     415,445
    1998                                           92,884     410,828
    1999                                                      308,121
                                                 --------  ----------
   Total minimum lease payments                   388,424  $2,066,858
   Less amount representing interest               46,630  ==========
                                                 --------
   Present value of net minimum lease payments
    calculated at a discount rate of 7.0%        $341,794
                                                 ========

   Rental expense was $478,664 and $433,547 for the years ended December 31, 1994 and 1993, respectively.

   Severance Commitments - During the current year, LTC entered into a Change-in-Control Severance Agreement with two of its officers. The agreement provides that severance benefits amounting to the respective annualized base salaries of these officers will be paid to such officers when there is a change in control, as defined, and there is either: (a) an involuntary termination within the severance period commencing six months prior to a change in control and ending three years after a change in control; or (b) a voluntary termination within six months of a change in control.

7. INCOME TAXES

   The Company files a consolidated income tax return. Under an informal tax agreement, income tax expense determined on a separate return basis is paid to the Company by LTC, and related balances are included in Income Tax Receivable.

   The Company follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109) which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's consolidated financial statements or tax returns. In estimating future tax consequences, SFAS No. 109 generally considers all expected future events other than the enactment or changes in the tax law or rules. Under SFAS No. 109, the $151,537 cumulative effect of adoption was included in the consolidated income statement in 1993.

   The net deferred tax asset of the Company and its subsidiaries at December 31, 1994 and 1993 is as follows:
                                                         1994       1993

     Depreciation                                       $ 72,287  $ 64,376
     Vacation pay accrual                                 48,779    31,993
     Bonus accrual                                         5,506    14,382
     Unrealized loss on investments                                 15,560
     Other                                                 6,135    24,126
                                                        --------  --------
     Total                                              $132,707  $150,437
                                                        ========  ========
9. EMPLOYEE BENEFITS

   Employees participate in a 401(k) plan. The plan covers substantially all employees who have completed at least one year of service with LTC. Contributions to the plan consist of the employee portion and a 50% matching employer amount. LTC contributed $80,712 and $59,048 to the plan in 1994 and 1993, respectively.

LINCOLN HOLDINGS, INC.
CONSOLIDATED BALANCE SHEET (Unaudited)

                                          June 30,
                                            1995
                                         ------------
ASSETS
Cash and cash equivalents                 $27,191,000
Accounts receivable                         3,778,000
Prepaid expenses and other assets             390,000
Trust account investments                 232,223,000
Property and equipment-net                  1,263,000
Deferred income taxes                         133,000
Identifiable intangible assets relating
 to acquisitions-net                        4,297,000
Goodwill-net                                  708,000
                                         ------------
Total                                    $269,983,000
                                         ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                             $760,000
Accrued expenses                              471,000
Accrued income taxes                          101,000
Deferred revenues                             449,000
Trust account deposits                    250,763,000
Long-term debt                              4,500,000
Other long-term obligations                 3,309,000
                                         ------------
Total liabilities                         260,353,000
                                         ------------

Stockholders' equity                        9,630,000
                                         ------------
Total                                    $269,983,000
                                         ============

                        LINCOLN HOLDINGS, INC.
                  CONSOLIDATED STATEMENTS OF INCOME
  for the Six-Month Periods Ended June 30, 1995 and 1994 (Unaudited)

                                          Six Months Ended
                                              June 30,
                                        1995           1994

Revenues                               $9,182,000     $7,964,000
                                       ----------     ----------
Cost of revenues:
Salaries, commissions and payroll
 related costs                          3,497,000      2,990,000
Data processing expenses, rentals
 and telecommunication costs              480,000        362,000
Other operating expenses                1,302,000      1,376,000
Depreciation and amortization of
 property and equipment                   799,000        656,000
                                       ----------     ----------
Total cost of revenues                  6,078,000      5,384,000
                                       ----------     ----------
Operating income                        3,104,000      2,580,000
Interest expense - net                    203,000        258,000
                                       ----------     ----------
Income before income taxes              2,901,000      2,322,000
Income tax provision                    1,190,000        929,000
                                       ----------     ----------
Net income                             $1,711,000     $1,393,000
                                       ==========     ==========

                        LINCOLN HOLDINGS, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
     for the Six-Month Periods Ended June 30, 1995 and 1994 (Unaudited)

                                                   Six Months Ended
                                                       June 30,
                                                 1995           1994
                                               -----------    -----------
Cash flows from operating activities:
Net income                                      $1,711,000     $1,393,000
Adjustments to reconcile income to net
 cash provided by operating activities:
 Depreciation and amortization of
  property and equipment                           799,000        656,000

Cash provided (used) by changes in
 assets and liabilities, net of effects
 from acquisitions of businesses:
 Accounts receivable                              (827,000)      (536,000)
 Prepaid expenses and other assets                (152,000)        51,000
 Accounts payable and accrued expenses              (5,000)      (155,000)
 Deferred revenue                                  449,000        302,000
                                               -----------    -----------
Net cash provided by operating activities        1,975,000      1,711,000
                                               -----------    -----------
Cash flows from investing activities:
 Capital expenditures                              (50,000)      (221,000)
 Payment for acquisition of businesses          (2,396,000)       (12,000)
 Trust account investments                       1,432,000    (37,305,000)
                                               -----------    -----------
Net cash used by investing activities           (1,014,000)   (37,538,000)
                                               -----------    -----------
Cash flows from financing activities:
 Borrowings and other long-term
  obligations-net                                  (29,000)      (575,000)
 Trust account deposits                         24,870,000     38,731,000
                                               -----------    -----------
Net cash provided by financing activities       24,841,000     38,156,000
                                               -----------    -----------
Change in cash                                  25,802,000      2,329,000
Beginning balance                                1,389,000        415,000
                                               -----------    -----------
Ending balance                                 $27,191,000     $2,744,000
                                               ===========    ===========

    FISERV, INC., INFORMATION TECHNOLOGY, INC. and LINCOLN HOLDINGS, INC.
                    Proforma Combined Statement of Income
                    for the Year Ended December 31, 1994
                    (in thousands, except per share data)

                                                  Information    Lincoln
                                                  Technology,   Holdings,    Proforma        Proforma
                                    FIserv, Inc.     Inc.         Inc.      Adjustments      Combined
                                   ------------  -----------  -----------  -----------       --------
Revenues                               $563,590     $115,331      $16,249    ($54,463)  (1)  $640,707
                                   ------------  -----------  -----------  -----------       --------

Cost of revenues:
Operating expenses                      463,149       71,797        9,797     (54,463)  (1)   490,280
Depreciation and amortization of
  property and equipment                 29,987        2,078        1,363                      33,428
Amortization of intangible assets        10,846                                 9,163   (2)    20,009
Capitalization of internally
  generated computer software-net        (9,599)                                               (9,599)
                                   ------------  -----------  -----------  -----------       --------
Total                                   494,383       73,875       11,160     (45,300)        534,118
                                   ------------  -----------  -----------  -----------       --------
Operating Income                         69,207       41,456        5,089      (9,163)        106,589
Interest expense - net                    6,433       (2,633)         518      25,019   (3)    29,337
                                   ------------  -----------  -----------  -----------       --------
Income before income taxes               62,774       44,089        4,571     (34,182)         77,252
Income tax provision                     25,110                     1,727       3,757   (4)    30,594
                                   ------------  -----------  -----------  -----------       --------
Net income                              $37,664      $44,089       $2,844    ($37,939)        $46,658
                                   ============  ===========  ===========  ===========       ========
Net income per common and
  common equivalent share                 $0.95                                                 $1.03
                                   ============  ===========  ===========  ===========       ========
Shares used in computing net
  income per share                       39,854                       840        4,574         45,268
                                   ============  ===========  ===========  ===========       ========

Notes to proforma adjustments.
(1) In order to conform to the method of accounting followed by FIserv, Inc. in recording equipment resales, revenues and cost of revenues have been reduced by the cost of equipment resales.
(2)  Amortization of goodwill is being recorded over a forty year life.
(3) Interest on funds borrowed to finance the acquisition, and elimination of interest earned by ITI.
(4) Income taxes on proforma adjustments at 41%, and on income of ITI (a subchapter S corporation for income tax purposes).

                 FISERV, INC. and INFORMATION TECHNOLOGY, INC.
                     Pro Forma Combined Statement of Income
                     for the Six Months Ended June 30, 1995
                     (in thousands, except per share data)

                                                 Information
                                                 Technology,   Proforma         Proforma
                                    FIserv, Inc.    Inc.      Adjustments       Combined
                                    -----------  -----------  -----------       --------

Revenues                               $330,649      $53,738    ($28,303)  (1)  $356,084
                                    -----------  -----------  -----------       --------

Cost of revenues:
Operating expenses                      263,400       35,264     (28,303)  (1)   270,361
Depreciation and amortization of
  property and equipment                 18,794          600                      19,394
Amortization of intangible assets         6,351                    3,436   (2)     9,787
Capitalization of internally
  generated computer software-net        (3,532)                                  (3,532)
                                    -----------  -----------  -----------       --------
Total                                   285,013       35,864     (24,867)        296,010
                                    -----------  -----------  -----------       --------
Operating income                         45,636       17,874      (3,436)         60,074
Interest expense - net                    6,274                    9,382   (3)    15,656
                                    -----------  -----------  -----------       --------
Income before income taxes               39,362       17,874     (12,818)         44,418
Income tax provision                     16,138                    2,073   (4)    18,211
                                    -----------  -----------  -----------       --------
Net income                              $23,224      $17,874    ($14,891)        $26,207
                                    ===========  ===========  ===========       ========
Net income per common and
  common equivalent share                 $0.55                                    $0.57
                                    ===========  ===========  ===========       ========
Shares used in computing net
  income per share                       42,157                    3,431          45,588
                                    ===========  ===========  ===========       ========

Notes to proforma adjustments.
(1) In order to conform to the method of accounting followed by FIserv, Inc. in recording equipment resales, revenues and cost of revenues have been reduced by the cost of equipment resales.
(2)  Amortization of goodwill is being recorded over a forty year life.
(3) Interest on funds borrowed to finance the acquisition, and elimination of interest earned by ITI.
(4) Income taxes on proforma adjustments at 41%, and on income of ITI (a subchapter S corporation for income tax purposes).

           FISERV, INC. and Subsidiaries and LINCOLN HOLDINGS, INC.
                    proforma combined statements of income

Year ended December 31,                1994           1993           1992

Revenues                            $579,839,000   $467,862,000   $341,154,000
                                    ------------   ------------   ------------
Cost of revenues:
Operating expenses                   472,946,000    385,969,000    282,983,000

Depreciation and amortization of
  property and equipment              31,350,000     22,450,000     16,596,000
Amortization of intangible assets     10,846,000      9,098,000      6,589,000
Capitalization of internally
  generated computer software-net     (9,599,000)    (7,185,000)    (6,757,000)
                                    ------------   ------------   ------------
Total                                505,543,000    410,332,000    299,411,000
                                    ------------   ------------   ------------
Operating income                      74,296,000     57,530,000     41,743,000
Interest expense - net                 6,951,000      4,353,000      2,452,000
                                    ------------   ------------   ------------
Income before income taxes            67,345,000     53,177,000     39,291,000
Income tax provision                  26,938,000     20,464,000     14,925,000
                                    ------------   ------------   ------------
Net income                           $40,407,000    $32,713,000    $24,366,000
                                    ============   ============   ============
Net income per common and
  common equivalent share                  $0.99          $0.83          $0.69
                                    ============   ============   ============
Shares used in computing net
  income per share                    40,694,000     39,414,000     35,379,000
                                    ============   ============   ============